Exhibit 99.1

1 | NASDAQ: SLP Investor Presentation NASDAQ: SLP Q2 FY22 Update 1

Safe Harbor Statement 2 | NASDAQ: SLP With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to, the following : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information regarding the Company’s risk factors is contained in the Company’s quarterly and annual reports filed with the Securities and Exchange Commission .

About Us Leading provider of modeling and simulation software and services used by major pharmaceutical, biotech, and regulatory agencies worldwide to make better model - informed data - driven decisions (MIDD). 1996 Founded >150 Employees >10 yrs P r ofi t / r e v gr owth >1300 Publications >70 Scie n tific PhDs >90% Client Retention >250 Clients 3 | NASDAQ: SLP

Investment Highlights 4 | NASDAQ: SLP Leader in software and services for the drug discovery, development, and regulatory approval process Low market penetration + share gain opportunity in large and growing market Double - digit revenue growth with strong operating leverage Accretive M&A Strategy

Our Markets Key Drivers 1. Acceptance & increasing adoption of MIDD technology by industry & regulators 2. Pharma spend rates continue to grow with large allocation towards Biosimulation 3. Biosimulation growing at 4 - 5X total R&D spend SLP growing faster than Biosimulation TAM $176B ³ Annual Pharma R&D Spend $2B+ ⁴ Biosimulation TAM (est.) 12 - 15% Annual Growth (est.) +3% ³ Annual Growth (est.) 5 | NASDAQ: SLP

Drug Development Challenges

Avg. cost of $2B and 10+ years to bring a drug to market [1]

How does the drug move through the body?

Lead Selection

Pharmacology

How is it supposed to work?

What candidates?

ADMET DMPK

Treatment Regimen

How is it administered?

What is the desired effect?

Clinical Efficacy

Safety

What are the risks?

6 | NASDAQ: SLP

SimulationsPlus
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Our Value Proposition We create value for our customers by accelerating & reducing the cost of R&D through innovative , science - based software & consulting solutions that optimize treatment options and improve patient lives. Outcomes Patient Efficacy Patient Safety Regulatory Approval 7 | NASDAQ: SLP Commercial Success AI = Artificial Intelligence; ML = Machine Learning Streamlines processes & replaces trial & error with in silico decision making Provides accurate models, continuously improved with ever - growing data sets Improves new drug candidate selection with predictive AI & ML capabilities* Better informs clinical trial design and results analysis Identifies potential safety liabilities earlier to avoid costly clinical failures Optimizes efficacy and minimizes toxicity by efficiently identifying dosing regimens

How We Help – Software and Services Software Most comprehensive & widely recognized tools for MIDD Ongoing development & reinvestment incorporates latest science & ensures seamless UX Services Operational efficiencies that lead to accurate/timely decision making & regulatory reporting Therapeutic, modeling, & regulatory knowledge not always present in - house Resource flexibility for clients with insufficient internal resources or capabilities 8 | NASDAQ: SLP

Consulting Services & Regulatory Interactions QSP/QST Other Software Solutions Span Drug Development Process Guiding the path between M&S and pharma R&D Cheminformatics AI ML PBPK/ P B B M Pharmacometrics 9 | NASDAQ: SLP

Safety Clinical E ff i cacy AD M ET DMPK T r ea tm en t Regimen Lead Selection Pharmacology Services PBPK/PBBM Preclinical Regulatory Consulting Software PBPK Software Solutions and AI Data Mining 10 | NASDAQ: SLP

QSP/QST Solutions Services QSP Consulting QST Consulting Software S afe ty Clinical Effi c a c y A DMET DMPK Treatment Regimen Lead Selection Pharmacology 11 | NASDAQ: SLP

Pharmacometrics Solutions Services Pharmacometrics Clinical Pharmacology Clinical Regulatory Consulting Software Sa f e ty Clinical Effi c a c y AD M ET DMPK Treatment Regimen Lead Se l e ct i o n Pharmacology 12 | NASDAQ: SLP

Growth Opportunities & Capital Allocation

Market Growth + Regional Expansion → Low Penetration Rates → Take Share → Consolidate Fragmented Market → Product Gaps, Adjacencies & Extensions → **Substantial Runway for Growth**

- **Increasing acceptance by industry & FDA**
- **Sales and Distribution Investment**
  - Improve/expand sales infrastructure
  - New customer growth in U.S., Europe, Asia
  - Expand small/mid-sized biotech client base
  - Product and service cross-selling

- **Fill gaps in the current product offerings, expand TAM**
  - R&D - enhance models & develop new tools
  - M&A - consolidate market, expand into adjacent markets, market extensions

13 | NASDAQ: SLP

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Cognigen | DILIsym Services | Lixoft

Environmental, Social, and Governance (ESG) Strategic priorities that form the foundation of our sustainability framework and highlights 14 | NASDAQ: SLP

Financ i als 15 | NASDAQ: SLP

Q2 FY22 Highlights

+13% Revenue Growth

96% Software Renewal Rates

+40% Diluted EPS Growth

+50% Services Backlog Growth

48% Adj. EBITDA Margin*

- **Strong momentum to begin year**
  - Continued strong double-digit software performance
  - Service services backlog growth

- **Demonstrated scientific leadership**
  - New software releases
  - Key pharma and regulatory collaborations
- **Results in-line with guidance**

* See reconciliation at end of presentation

16 | NASDAQ: SLP

SimulationsPlus
Cognigen | DILIsym Services | Lixoft

Q venue (in millions) +13% T o t a l R e v e nue Growth $5.4 $7.8 $9.8 $5 . 0 $5 . 3 $5.0 $10.4 $14.8 2 Q20 2 Q21 2 Q22 Software Services $13.1 40% 60% Software Services 66% 34% 2Q22 Mix Software Services 2Q21 Mix 17 | NASDAQ: SLP +25% Software R e v e nue G r o w th - 5% Services R e v e nue G r o w th Q2 FY22 Revenue (in millions)

Q2 FY22 Revenue Breakdown Software Mix Services Mix 56% PKPD 44% 14% 23% QSP/QST PBPK 19% 30% Other 7% Other 7% 18 | NASDAQ: SLP

$13 $11 $17 2 Q 20 2 Q 21 2 Q 22 Backlog (in millions) Backlog Services Performance Metrics Q2 FY22 Services Performance Metrics Total Projects 53 73 63 27 19 25 37 47 82 - 31 117 139 201 2Q20 PKPD 2 Q 21 QSP/QST PBPK 2 Q 2 2 O t h e r 19 | NASDAQ: SLP

Sum m ary 20 | NASDAQ: SLP Leader in software and services for the drug discovery, development, and regulatory approval process Low market penetration + share gain opportunity in large and growing market Double - digit revenue growth with strong operating leverage Accretive M&A Strategy

Thank you! Investor Relations Contacts: Brian Siegel Managing Director Hayden IR +1 - 346 - 396 - 8696 brian@haydenir.com Renee Bouche Simu l a ti on s P l us +1 - 661 - 723 - 7723 renee@simulations - plus.com Learn More! www.simulations - plus.com 21 | NASDAQ: SLP

References 22 | NASDAQ: SLP 1. Biopharmaceutical Research and Development: The Process Behind New Medicines. www.PhRMA.org, January 2012, Washington, US http://phrma docs.phrma.org/sites/default/files/pdf/rd_brochure_022307.pdf. 2. Brochure: “Biopharmaceutical Research & Development: The Process Behind New Medicines” . PhRMA. 3. EvaluatePharma® World Preview 2017, Outlook to 2022, 10th Edition, June 2017, p. 19. 4. Biosimulation Market Size, Share & Trends Analysis Report By Product (Software, Services), By Application (Drug Development, Drug Discovery), By End Use, By Region, And Segment Forecasts, 2021 - 2028

Adjusted EBITDA Reconciliation 23 | NASDAQ: SLP SIMULATIONS PLUS, INC. Reconciliation of Adjusted EBITDA to Net Income (Unaudited) ( i n m i lli o n s) 2021 2022 2021 2022 Q1 Q2 Q3 Q4 Q1 Q2 Fiscal Year Fiscal YTD Net Income Excluding: Interest income and expense, net $ 2.5 (0.1) $ 3.2 (0.0) $ 3.8 (0.0) $ 0.3 (0.0) $ 3.0 (0.1) $ 4.4 (0.1) $ 9.8 (0.2) $ 7.4 (0.1) Provision for income taxes 0.5 0.2 0.7 (0.1) 0.8 1.1 1.3 2.0 Depreciation and amortization 0.9 0.9 0.9 1.0 0.8 1.0 3.6 1.8 Stock - based compensation 0.5 0.7 0.6 0.6 0.6 0.7 2.4 1.3 Adjusted EBITDA $ 4.3 $ 5.0 $ 5.9 $ 1.7 $ 5.3 $ 7.2 $ 16.9 $ 12.4